Note Payable to Directors	6 Months Ended
Jun. 30, 2014
Notes Payable to Directors [Abstract]
Notes Payable to Directors

8. Notes Payable to Directors

On May 1, 2014 the Company received a loan from Hauser Holdings, LLC an affiliate of Richard Hauser, one of our directors.  The $800,000 loan is due August 31, 2014 and bears an interest rate of 10% per annum.

On June 10, 2014 the Company received a loan from BBS Capital Fund, LP an affiliate of Berke Bakay, one of our directors.  The $500,000 loan is due August 31, 2014 and bears an interest rate of 10% per annum.

On September 4, 2014 the Company repaid its loans from BBS Capital Fund, LP and Hauser Holdings, LLC with accrued interest for total repayment of $512,500 and $828,222, respectively.